UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

                 Information Statement pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

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|_|   Definitive Information Statement


                            Phantom Fiber Corporation
                (Name of Registrant as Specified in its Charter)

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                            Phantom Fiber Corporation
                           144 Front Street, Suite 580
                        Toronto, Ontario, Canada M5J 2L7

                               NOTICE OF ACTION BY
                         WRITTEN CONSENT OF SHAREHOLDERS

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY


To our Shareholders:

         This Information Statement is furnished by the Board of Directors of Phantom Fiber Corporation, a Delaware corporation (the "Company"), to holders of record of the Company's common stock, $.001 par value per share ("Common Stock"), at the close of business on *, 2005, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. The purpose of this Information Statement is to inform the Company's shareholders that on December 12, 2005, holders of a majority of the outstanding Common Stock of the Company acted by written consent in lieu of a special meeting of shareholders to:

      1. approve and authorize the Company to effect a one-for-20 reverse split of the issued and outstanding shares of Common Stock of the Company;
      2. ratify any and all actions the Company has taken to date with respect to the approved one-for-20 reverse split of the issued and outstanding shares of Common Stock of the Company;
      3. increase the number of shares of the Company's Common Stock subject to the Company's 2000 Stock Option Plan after the one-for-20 reverse stock split from 1,000,000 shares to 2,000,000 shares; and
      4.    authorize the issuance of 10,000,000 shares of preferred stock.

         This Information Statement shall be considered the notice required under Section 228(e) of the Delaware General Corporation Law. Corporate action by the Company with respect to the above matters will be taken approximately 20 days after the initial mailing of this Information Statement.

                                          By order of the Board of Directors:


                                           /s/ Jeffrey T. Halloran
                                          --------------------------------------
                                          Jeffrey T. Halloran
                                          Chief Executive Officer and Director

                            Phantom Fiber Corporation
                           144 Front Street, Suite 580
                        Toronto, Ontario, Canada M5J 2L7

                              INFORMATION STATEMENT

                             Introductory Statement

         Phantom Fiber Corporation is a Delaware corporation with its principal executive offices located at 144 Front Street, Suite 580, Toronto, Ontario, Canada M5J 2L7. The Company's telephone number is (416) 703-4007. This Information Statement is being sent to the Company's shareholders by the Board of Directors to notify them about action that the holders of a majority of the Company's outstanding Common Stock have taken by written consent, in lieu of a special meeting of the shareholders. The action was taken on December 12, 2005, and will be effective approximately 20 days after the initial mailing of this Information Statement.

         Copies of this Information Statement are being mailed on or about *, 2005 to the holders of record on *, 2005 of the outstanding shares of the Company's Common Stock.

                               General Information

         The Company previously filed a Form 8-K on April 25, 2005 which reported that the Company's Board of Directors had authorized and approved a one-for-20 reverse stock split effective at the opening of business on May 2, 2005. The Company's shareholders ratified authorization for the one-for-20 reverse stock split on December 12, 2005. In order to file a Certificate of Amendment to its Amended and Restated Certificate of Incorporation and legally give effect to the one-for-20 reverse stock split, on December 12, 2005, holders of a majority of the outstanding Common Stock of the Company acted by written consent in lieu of a special meeting of shareholders to approve and authorize the Company to effect the one-for-20 reverse stock split and to ratify any and all actions the Company has taken to date with respect to the one-for-20 reverse stock split. The Company expects to file the prescribed Certificate of Amendment to its Amended and Restated Certificate of Incorporation to give legal effect to the one-for-20 reverse stock split on or about *, 2005.

         Effectiveness of the one-for-20 reverse stock split will reduce the number of shares of the Company's Common Stock subject to the Company's 2000 Stock Option Plan from 20,000,000 shares to 1,000,000 shares. On December 12, 2005, holders of a majority of the outstanding Common Stock of the Company acted by written consent in lieu of a special meeting of shareholders to approve and authorize the Company to increase the number of shares of the Company's Common Stock subject to the Company's 2000 Stock Option Plan after the one-for-20 reverse stock split is effective from 1,000,000 shares to 2,000,000 shares.

         Additionally, on November 30, 2005, the Company's Board of Directors authorized and approved, subject to shareholder approval, an amendment to authorize the issuance of 10,000,000 shares of preferred stock. Subsequently, on December 12, 2005, holders of a majority of the outstanding Common Stock of the Company acted by written consent in lieu of a special meeting of shareholders to adopt an amendment to the Company's Amended and Restated Certificate of Incorporation to authorize the issuance of 10,000,000 shares of preferred stock.

         The Company presently has one class of voting securities, Common Stock, of which each share is entitled to one vote. As of December 15, 2005, there were 13,890,464 shares of Common Stock outstanding. The consent of shareholders holding more then 50% of the votes entitled to be cast approved amendments to give legal effect to the one-for-20 reverse stock split and to authorize the issuance of 10,000,000 shares of preferred stock.

                   Description of the Company's Capital Stock

General

         The Company's Amended and Restated Certificate of Incorporation authorizes the Company to issue 400,000,000 shares of Common Stock. As of December 15, 2005, 13,890,464 shares of the Company's Common Stock were issued and outstanding and 1,974,038 shares of Common Stock were reserved for options, warrants and other commitments.

         Holders of the Company's Common Stock: (i) have equal ratable rights to dividends from funds legally available therefor, when, as and if declared by the Board of Directors; (ii) are entitled to share ratably in all of the Company's assets available for distribution to shareholders upon liquidation, dissolution or winding up of the Company's affairs; (iii) do not have preemptive, subscription or conversion rights, nor are there any redemption or sinking fund provisions applicable thereto; and (iv) are entitled to one vote per share on all matters on which shareholders may vote at all shareholder meetings. The Common Stock does not have cumulative voting rights.

         Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of December 15, 2005. The information in this table provides the ownership information for: each person known to be the beneficial owner of more than 5% of the Company's Common Stock; each of the Company's directors; each of the Company's executive officers; and the Company's executive officers and directors as a group.

                                            Number of Shares of          Percentage of
Name and Address                            Common Stock                 Outstanding Shares of
of Beneficial Owner                         Beneficially Owned (1)       Common Stock (1)
------------------------------------------- ---------------------------- -----------------------
 Jeffrey T. Halloran                                   4,862,050 (2)              32.8%
 6 Bunhill Court
 Ajax, Ontario, Canada L15 4S7

 Lorraine Halloran                                       825,000                   5.6%
 144 Front Street West
 Suite 580
 Toronto, Ontario, Canada M5J 2L7

 Herbert C. Sears                                        118,250 (3)                 *
 144 Front Street West
 Suite 580
 Toronto, Ontario, Canada M5J 2L7

 Gordon S. Fowler                                        119,250 (4)                 *
 95 Lake Road Terrace
 Wayland, MA 01778

 J. Graham Simmonds                                            0                     0%
330 University Avenue
Toronto, Ontario, Canada M5G 1R7
------------------------------------------- -------------------- ------- -----------------------
All Directors and Executive Officers as a              5,099,550                  34.4%
Group (4 persons)
------------------------------------------- -------------------- ------- -----------------------

      *     Less than 1%
      (1) Applicable percentage ownership is based on 13,890,464 shares of Common Stock outstanding as of December 15, 2005, together with securities exercisable or convertible into shares of Common Stock within 60 days of December 15, 2005 for each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock that are currently exercisable or exercisable within 60 days of December 15, 2005 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

      (2) Includes 4,155,800 shares held by the Halloran Family Trust, 500,000 restricted shares to be issued by the Company at a price of $0.54 per share and stock options to purchase 206,250 shares of Common Stock, comprised of 165,000 options owned by Mr. Halloran and 41,250 options owned by Bernadette Halloran, with an exercise price of $0.228 per share.
      (3) Represents a stock option to purchase 118,250 shares of Common Stock of the Company with an exercise price of $0.228 per share.
      (4) Represents 25,000 restricted shares to be issued by the Company at a price of $0.80 per share and 94,250 stock options to purchase: (i) 19,250 shares of Common Stock with an exercise price of $0.228 per share (ii) 37,500 shares of Common Stock with an exercise price of $0.99 per share and (iii) 37,500 shares of Common Stock with an exercise price of $1.08 per share

                             Executive Compensation

         The following table sets forth information concerning the annual and long-term compensation earned by or paid to our Chief Executive Officer and to the other named executive officers who served as executive officers as at and/or during the fiscal year ended December 31, 2005, for services as executive officers for the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                      Long-Term Compensation
                                                                             ------------------------------------------
                                               Annual Compensation                      Awards               Payouts
                                       ------------------------------------- ------------------------------ -----------
                                                                 Other                       Securities                  All
                                                                 Annual       Restricted     Underlying         LTIP     Other
Name and                                                         Compen-      Stock          Options/ SARs     Payouts   Compen-
Principal Position           Year       Salary ($)   Bonus ($)   sation ($)   Award(s) ($)   (#)                ($)      sation ($)
-------------------------- ----------- ------------- ---------- ------------ -------------- --------------- ----------- ------------
Jeffrey T. Halloran,         2005       $250,000       -0-      $6,000       $270,000        250,000          -0-          -0-
     Chief Executive         2004       $179,300       -0-        -0-            -0-            -0-           -0-          -0-
     Officer, President,     2003        $85,600       -0-        -0-            -0-            -0-           -0-          -0-
     and Principal
     Financial Officer

Herb Sears,                  2005       $132,195       -0-        -0-            -0-            -0-           -0-          -0-
     Chief  Technology       2004        $84,715       -0-        -0-            -0-            -0-           -0-          -0-
     Officer                 2003        $78,792       -0-        -0-            -0-            -0-           -0-          -0-

Gordon Fowler                2005         -0-          -0-        $40,000       $20,000        75,000         -0-          -0-
      Former Executive       2004         -0-          -0-        -0-            -0-            -0-           -0-          -0-
      Chairman               2003         -0-          -0-        -0-            -0-            -0-           -0-          -0-

Vince Bulbrook,              2005         -0-          -0-         $2,903        -0-            -0-           -0-          -0-
     Former Chief            2004         -0-          -0-        $29,050        -0-            -0-           -0-          -0-
     Financial Officer       2003         -0-          -0-        -0-            -0-            -0-           -0-          -0-

John G. Simmonds,            2005         -0-          -0-        -0-            -0-            -0-           -0-          -0-
     Former Chief            2004         -0-          -0-        -0-            -0-            -0-           -0-          -0-
     Executive Officer       2003        $55,573       -0-        -0-            -0-            -0-           -0-          -0-

                               OPTIONS GRANT TABLE

         The following table sets forth information with respect to the named executive officers concerning the grant of stock options during the fiscal year ended December 31, 2005. The Company did not have during such fiscal year any plans providing for the grant of stock appreciation rights ("SARs").

                      Option/SAR Grants in Last Fiscal Year

                                                                                    Potential
                                                                               Realizable Value at
                                                                                  Assumed Annual
                                                                                  Rates of Stock      Alternative to
                                                                                Price Appreciation     (f) and (g):
                              Individual Grants                                  for Option Term     Grant Date Value
------------------------------------------------------------------------------  -------------------  -----------------
           (a)                (b)           (c)          (d)         (e)       (f)        (g)             (h)
                                         % of Total
                            Number of    Options/
                            Securities   SARs
                            Underlying   Granted to    Exercise
                            Options/     Employees     or Base                                          Grant Date
                            SARs         in Fiscal     Price      Expiration                             Present
           Name             Granted (#)  Year          ($/Sh)     Date        5% ($)     10% ($)      Value ($) (1)
--------------------------- ------------ ------------- ---------- ----------- ---------- ---------- -------------------
                                                                  December
Jeffrey T. Halloran        250,000(2)     76.9%        $4.00      15, 2010      ---        ---             $862,500
-----------------------------------------------------------------------------------------------------------------------
                                                                  December
Gordon Fowler              37,500 (3)     11.5%        $0.99      15, 2006      ---        ---              $36,038
-----------------------------------------------------------------------------------------------------------------------
                                                                  December
Gordon Fowler              37,500 (3)     11.5%        $1.08      15, 2006      ---        ---              $39,300
-----------------------------------------------------------------------------------------------------------------------

      (1) The value shown was calculated utilizing the Black-Scholes option pricing model and is presented solely for the purpose of comparative disclosure in accordance with certain regulations of the Securities and Exchange Commission. This model is a mathematical formula used to value traded stock price volatility. The actual value that an executive officer may realize, if any, is dependent on the amount by which the stock price at the time of exercise exceeds the exercise price. There is no assurance that the value realized by an executive officer will be at or near the value estimated by the Black-Scholes model. In calculating the grant date present values, the Company used the following assumptions: (a) expected volatility of approximately 60%; (b) risk-free rate of return of approximately 3%;
            (c) no dividends payable during the relevant period; and (d) an expected term to exercise in accordance with the expiration date of stock option grants. These values should not be used to predict stock value.
      (2) Represents warrants granted to Mr. Halloran and included as a de-facto options grant, entitling the holder to purchase 250,000 restricted shares at a price of $4.00 per share.
      (3) Represents stock options granted to Mr. Fowler for consulting services during the fiscal year.

Option Exercises in Last Fiscal Year

         The named executive officer did not exercise any stock options during the fiscal year ended December 31, 2005.

                            One-for-20 Reverse Split

         On April 25, 2005 the Company filed a Form 8-K with the Securities and Exchange Commission which reported that the Company's Board of Directors had authorized and approved a one-for-20 reverse stock split effective at the opening of business on May 2, 2005. The Company's shareholders ratified authorization for the one-for-20 reverse stock split on December 12, 2005. In order to file a Certificate of Amendment to its Amended and Restated Certificate of Incorporation and legally give effect to the one-for-20 reverse stock split, on December 12, 2005, holders of a majority of the outstanding Common Stock of the Company acted by written consent in lieu of a special meeting of shareholders to approve and authorize the Company to effect the one-for-20 reverse stock split and to ratify any and all actions the Company has taken to date with respect to the one-for-20 reverse stock split. The specific actions taken by the Company which were ratified were: (1) obtaining a new CUSIP number to identify the Common Stock post-reverse stock split; (2) causing Nasdaq to give effect to the reverse stock split with the Common Stock price quotations; and (3) causing the Company's transfer agent to give effect to the reverse stock split with the Company's outstanding shares of Common Stock. These actions required shareholder ratification because the Company should not have taken such actions without prior approval of the Company's common shareholders to complete the reverse stock split. The Company expects to file the prescribed Certificate of Amendment to its Amended and Restated Certificate of Incorporation to give legal effect to the one-for-20 reverse stock split on or about *, 2005.

         Pursuant to the one-for-20 reverse stock split, each 20 outstanding shares of Common Stock (the "Old Shares") were converted into one share of Common Stock (the "New Shares"). The reason for the reverse stock split was to increase the per share stock price. Nasdaq gave effect to the reverse stock split on May 5, 2005. On May 4, 2005, the high and low market prices of the Common Stock were $0.04 and $0.03, respectively. When Nasdaq gave effect to the reverse stock split, the market price of the Common Stock increased by a multiple of 20. On May 5, 2005, the high and low market prices of the Common Stock were $0.70 and $0.60, respectively. The Company believes that if it is successful in maintaining a higher stock price, the stock will generate greater interest among professional investors and institutions. If the Company is successful in generating interest among such entities, it is anticipated that the shares of its Common Stock would have greater liquidity and a stronger investor base. No assurance can be given, however, that the market price of the New Shares will maintain in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split. The New Shares issued pursuant to the reverse stock split are fully paid and non-assessable. All New Shares have the same par value, voting rights and other rights as Old Shares. Stockholders of the Company do not have preemptive rights to acquire additional shares of Common Stock which may be issued.

         The reverse stock split was effectuated by reducing the number of issued and outstanding shares of Common Stock at the ratio of one for 20. The authorized number of shares of Common Stock will not be impacted by filing the Certificate of Amendment to legally give effect to the reverse stock split. Accordingly, as a result of the reverse stock split, the Company has approximately 386,109,536 authorized and unissued shares of Common Stock, which shares may be issued in connection with acquisitions or subsequent financings. There can be no assurance that the Company will be successful in making any such acquisitions or obtaining any such financings. In addition, the reverse stock split has potentially dilutive effects on each of the Company's shareholders. Each of the shareholders will be diluted to the extent that any of the authorized but unissued shares are subsequently issued.

         The reverse stock split did not alter any shareholder's percentage interest in the Company's equity, except to the extent that the reverse stock split resulted in any of the Company's shareholders owning a fractional share. No fractional shares were issued. Any shareholder who beneficially owned a fractional share of the Company's Common Stock after the reverse stock split, received one additional share of Common Stock in lieu of such fractional share. Accordingly, the number of shareholders of record of the Company's Common Stock was not reduced as a result of the reverse stock split. As of November 16, 2005, the Company had 475 shareholders of record of its Common Stock. The principal effect of the reverse stock split were that the number of shares of Common Stock issued and outstanding were reduced from approximately 268,082,470 to approximately 13,404,124.

         In addition, as a result of the reverse stock split, all outstanding options, warrants and other convertible or exercisable securities entitling the holders thereof to purchase shares of the Company's Common Stock are entitled to receive, upon exercise of their securities, one-twentieth of the number of shares of the Company's Common Stock which such holders may purchase upon exercise or conversion of their securities. Further, as a result of the reverse stock split, the exercise or conversion price of all outstanding derivative securities of the Company was increased twenty-fold.

         The Company believes that the U.S. federal income tax consequences of the reverse stock split to holders of Common Stock are as follows:

         (i) Except as explained in (v) below, no income gain or loss will be recognized by a shareholder on the surrender of the Old Shares or receipt of the certificate representing post-split New Shares.


         (ii) Except as explained in (v) below, the tax basis of the New Shares will equal the tax basis of the Old Shares exchanged therefore.

         (iii) Except as explained in (v) below, the holding period of the New Shares will include the holding period of the Old Shares if such Old Shares were held as capital assets.

         (iv) The conversion of the Old Shares into the New Shares will produce no taxable income or gain or loss to the Company.

         (v) the federal income tax treatment of the receipt of the one additional share in lieu of any fractional interests by a shareholder is not clear and may result in tax liability not material in amount in view of the low value of such fractional interest.

         The Company's opinion as to the U.S. federal income tax consequences of the reverse stock split is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

         The state and local tax consequences of the reverse stock split may vary significantly as to each shareholder, depending upon the state in which he or she resides. Shareholders are urged to consult their own tax advisors with respect to the federal, state and local tax consequences of the reverse stock split.

         Except for the following, there are currently no commitments or understandings for the issuance of the additional shares of Common Stock which are authorized and unissued after the reverse stock split:

         On December 8, 2005, the Company completed a private placement of 1,560,000 shares of Common Stock and warrants to purchase 1,560,000 shares of Common Stock to 15 accredited investors resulting in aggregate gross proceeds of $858,000. The Common Stock and warrants were sold as Units, with each Unit consisting of one share of Common Stock and a warrant to purchase one share of Common Stock, for a per Unit purchase price of $0.55. Each warrant entitles the holder to purchase one share of the Common Stock at $1.10 per share, exercisable for a period of three years. Each of the investors had the right to exchange their Units for other equity securities of the Company which may be sold by the Company during the period ending 45 days after closing if the Company completes an equity financing within such period. As further described below, each of the investors exercised their right to exchange their Units for securities sold by the Company in a private placement which closed on January 9, 2006.

         On January 5, 2006, the Company entered into a Securities Purchase Agreement with 16 accredited investors for the sale of (i) $3,500,000 principal amount of senior convertible notes ("Notes") and (ii) warrants ("Warrants") to purchase up to 7,000,000 shares of the Common Stock. The sale of the Notes and Warrants closed on January 9, 2006. Participants in a private placement which closed on December 8, 2005 for gross proceeds of $858,000 exchanged the securities they previously purchased for an investment in the Notes and Warrants based on the dollar amount of their prior investment, bringing the total gross proceeds from the transactions to $3,500,000.

         The Notes bear interest at 1% per annum payable semi-annually, they mature two years from the date of issuance and are convertible into shares of the Common Stock at the investors' option at $0.50 per share, subject to adjustment. If at any time: (i) the closing sale price of the Common Stock for each trading day of any 20 consecutive trading day period following the issuance date of the Notes (the "Mandatory Conversion Measuring Period") exceeds $2.00;
(ii) the average daily trading volume of the Common Stock for each day of the Mandatory Conversion Measuring Period exceeds 100,000 shares; and (iii) there has been no failure of certain other conditions described in the Note; then the Company will have the right to require the holders to convert the principal amount then remaining under the Notes.

         If: (i) on or prior to December 31, 2006, the Company does not have at least 40 gaming related sites live for the availability of its wireless software platform to its end users and the aggregate number of end users under all such agreements to which such platform is available is less than 2,000; and (ii) there is no 10-consecutive trading day period following the issuance date of the Notes and prior to December 31, 2006 during which the closing sale price of the Common Stock is greater than $2.00 per share; then the conversion price will be adjusted to equal 75% of the conversion price then in effect. In addition, if the Company issues shares of Common Stock below the then applicable conversion price, the exercise price of the Notes will be reduced accordingly. The conversion price of the Notes also will be adjusted if the Company pays a stock dividend, subdivides or combine outstanding shares of Common Stock into a greater or lesser number of shares, or take such other actions as would otherwise result in dilution of the holders' position. Interest may be paid with share of Common Stock at the Company's option based on 90% of the dollar volume weighted average price of the Common Stock on each of the 30 consecutive trading days immediately preceding the applicable interest payment due date.

         The Warrants are exercisable until three years from the date of issuance. None of the Warrants have been exercised to date. Half of the Warrants are exercisable at a purchase price of $1.50 per share and the other half of the Warrants are exercisable at a purchase price of $0.56 per share. The investors may exercise the warrants on a cashless basis if the shares of Common Stock underlying the warrants are not then registered pursuant to an effective registration statement. If the Company issues shares of Common Stock below the then applicable exercise price, the exercise price of the Warrants will be reduced accordingly. The exercise price of the Warrants also will be adjusted if the Company pays a stock dividend, subdivides or combine outstanding shares of Common Stock into a greater or lesser number of shares, or take such other actions as would otherwise result in dilution of the holders' position. Upon each such adjustment of the exercise price, the number shares of Common Stock issuable upon exercise of the Warrants will be adjusted determined by multiplying the exercise price in effect immediately prior to such adjustment by the number of shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product thereof by the exercise price resulting from such adjustment.

         The investors have agreed to restrict their ability to convert their Notes and exercise their Warrants such that the number of shares of Common Stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of Common Stock of the Company.

         The Company is required to file a registration statement with the Securities and Exchange Commission within 45 days of closing to register the sale of the Common Stock issuable upon conversion of the Notes and exercise of the Warrants. If the registration statement is not filed within such period or if it is not declared effective within 110 days from the date of closing, the Company is required to pay liquidated damages to the investors equal to 2% of their purchase price for each 30 day period until the event is cured.

         Oberon Securities, LLC acted as placement agent in connection with the sale of $2,642,000 principal amount of the Notes and related Warrants and is entitled to cash compensation of $241,730, and 449,140 non-assignable compensation warrants exercisable until three years after the date of issuance, with one-half of such compensation warrants entitling the holder to purchase shares of Common Stock at $1.50 per share and the other half of the compensation warrants entitling the holder to purchase shares of Common Stock at a purchase price of $0.56 per share. The Company also granted other placement agents in connection with the sale of $858,000 principal amount of the Notes and related Warrants compensation in the form of 87,620 restricted shares of Common Stock.

                Amendment to the Company's 2000 Stock Option Plan

         On January 5, 2000, the Board of Directors adopted the 2000 Stock Option Plan (the "Plan") effective as of January 5, 2000 and terminating on January 5, 2010. At a Special Meeting of Stockholders on February 29, 2000, the Plan was approved by the Company's stockholders.

         On November 30, 2005, the Board of Directors approved an amendment to the Plan to increase the number of shares of Common Stock subject to the Plan after the one-for-20 reverse stock split from 1,000,000 shares to 2,000,000 shares. On December 12, 2005, holders of a majority of the outstanding Common Stock of the Company acted by written consent in lieu of a special meeting of shareholders to approve and adopt the amendment to the Plan to increase the number of shares of Common Stock subject to the Plan after the one-for-20 reverse stock split from 1,000,000 shares to 2,000,000 shares. As of September 30, 2005, after giving effect to the one-for-20 reverse stock split, there were 1,000,000 options outstanding under the Plan.

         The adoption of the amendment by the Board of Directors and by the Company's shareholders reflects a determination by the Board that ensuring the continued availability of a sufficient number of options available for grant under the Plan is important to the Company's ongoing and continuing efforts to attract and retain key senior management personnel and increase the interest of our executive officers and employees in the Company's continuing success.

         The Board of Directors believes that in order to continue to retain and attract qualified candidates for such positions who can contribute to the Company's growth and development, it is necessary to increase the number of shares of Common Stock issuable under the Plan after giving effect to the one-for-20 reverse stock split from 1,000,000 shares to 2,000,000 shares.

         The following summary is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Appendix A.

Description of the Plan

         The Plan is intended to help the Company and its subsidiaries or affiliates attract and retain employees (including officers), directors, consultants and independent contractors and to furnish additional incentives to such persons to enhance the value of the Company over the long term by encouraging them to acquire a proprietary interest in the Company.

         Shares Subject to the Plan. Under the terms of the Plan, as amended and after giving effect to the one-for-20 reverse stock split, the Board is authorized to issue 2,000,000 shares of Common Stock. No single person may be granted options in a calendar year with respect to more than 10% of the aggregate number of shares reserved for issuance under the Plan. Shares subject to options that expire or are cancelled unexercised shall again be available for grant under the Plan. In the event of certain corporate events, such as a stock split or reorganization, the Board of Directors will, to the extent necessary and appropriate, adjust the number of shares available for grant under the Plan, the number and kind of shares subject to outstanding options and exercise price of outstanding options. The shares subject to the Plan may be authorized but unissued shares or shares acquired by the Company for purposes of the Plan.

         Administration of the Plan. The Plan shall be administered by a committee of the Board of Directors (the "Committee"), consisting of two or more directors who are non-employee directors (as defined in Rule 16b-3 pursuant to the Securities Exchange Act of 1934) and, to the extent applicable, are "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Board of Directors, in its discretion, may act as the Committee. The Committee has the authority to grant options and to determine, subject to certain restrictions, the terms of the options, including whether the option is an ISO or NQO (as described below), the exercise price per share of Common Stock purchasable under an option, when and for how long each option may be exercised, under what circumstances options may be settled, canceled, forfeited, exchanged or surrendered and may impose additional terms, conditions, restrictions and performance criteria relating to any option or its exercise. The Committee has the authority to make adjustments in the terms and conditions of, and the criteria and performance objectives included in, options in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate (as such terms are defined in the Plan) or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations or accounting principles. The Committee (which need not be identical for each optionee) may make all other determinations deemed necessary or advisable for the administration of the Plan. The date on which the Committee adopts a resolution expressly granting an option shall be considered the day on which such option is granted.

         Eligibility. The Plan provides for the discretionary grant of options to purchase shares of Common Stock to key employees (including officers), directors, consultants and independent contractors of the Company and its present or future subsidiary and parent entities. The granting of options is discretionary and it is not possible to determine how many options actually will be granted.

         Option Grants. The Plan provides for the granting of stock options that qualify as incentive stock options ("ISOs," which are options that provide the option holder with favorable tax treatment) under Section 422 of the Internal Revenue Code of 1986, as amended and options that do not qualify as ISOs ("Nonqualified Options" or "NQOs"). The exercise price per share payable upon the exercise of each option granted under the Plan is to be determined by the Committee, provided that the exercise price of an ISO may not be less than the fair market value of the stock at the date of grant. If an ISO is granted to an individual who owns more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price-per-share may not be less than 110% of the fair market value on the date of grant. The exercise price may be paid in cash, with shares of stock already owned by the individual or by means of a "cashless exercise."

         Termination of employment. In general, an option will expire when the option recipient ceases to be an employee or director of, or an independent contractor with, the Company or any subsidiary or parent entity (or a successor company), except that the Committee generally will provide at the grant of an option that the option will remain exercisable for a limited period (but not later than the expiration date of such option) following the option recipient's termination of employment or death.

         Change of control. In the event of a change in control of the Company, any and all options then outstanding shall become fully exercisable and vested, whether or not theretofore vested and exercisable.

         The following is a description of the principal U.S. federal income tax consequences of options under the Plan based on present federal tax laws. Federal tax laws may change from time to time and future changes may significantly affect the federal income tax consequences described below. The description below does not purport to be a complete description of the tax consequences associated with options under the Plan applicable to any particular recipient. Differences in each individual's financial situation may cause federal, state and local tax consequences of options to vary. In addition, many of the individuals eligible to receive options under the Plan are not subject to U.S. tax, but may be subject to tax in other jurisdictions. Each recipient of an option should consult his or her personal tax adviser about the detailed provisions of the applicable tax laws and regulations.

         In general, at the time an option is granted the recipient of the option -- whether an ISO or a NQO -- will not be deemed to receive any income and the Company will not be entitled to a federal tax deduction.

         Nonqualified Options. When an option recipient exercises an NQO, he or she will recognize ordinary compensation income equal to the excess of (a) the fair market value on the exercise date of the shares received as a result of the option exercise over (b) the option exercise price (whether paid in cash or paid through a sale of shares received on exercise through a broker-assisted cashless exercise), and the Company will be entitled to a tax deduction in that amount. The shares acquired by the option recipient upon exercise of the option will have a tax basis equal to the fair market value of the shares on the exercise date. Upon any subsequent sale of those shares, the option recipient will recognize a capital gain (or loss) in an amount equal to the difference between the amount realized on the sale and such tax basis. Any such gain (or loss) will be characterized as long-term capital gain (or loss) if the shares received upon exercise have been held for more than one year; otherwise, the gain (or loss) will be characterized as a short-term capital gain (or loss). An option recipient's holding period for federal income tax purposes for such shares will commence on the date following the date of exercise. Short-term capital gain is subject to tax at the same rate as is ordinary income. The Code currently provides that, in general, the net long-term capital gain resulting from the sale of shares held for more than 12 months is subject to tax at a maximum rate of 15% (5% for individuals in the 10% or 15% tax bracket). The Code currently provides that the tax rate on net long-term capital gain will change in future years: The 15% rate will increase to 20% in 2009 and the 5% rate will decrease to 0% in 2008 and then increase to 10% in 2009.

         If all or any part of the exercise price of an option is paid by the option recipient with shares of Common Stock, no gain or loss will be recognized by the option recipient on the shares surrendered in payment. The number of new shares received on exercise of the option equal to the number of shares surrendered will have the same tax basis and holding period, for purposes of determining whether subsequent dispositions result in long-term or short-term capital gain or loss and the applicable tax rates, as the basis and holding period of the shares surrendered. The balance of the shares received (the excess of new shares received over the number of shares surrendered) on such exercise will be treated for federal income tax purposes (and taxed as described in the preceding paragraph) as though issued upon the exercise of the option for an exercise price equal to the consideration, if any, paid by the option recipient in cash. The option recipient will have ordinary income compensation equal to the fair market value of the balance of shares received on exercise less any cash paid on exercise. The Company's deduction will not be affected by whether the exercise price is paid in cash or in shares.

         Incentive Stock Options. In general, an option recipient will not be deemed to receive any income at the time an ISO is exercised if the option recipient does not dispose of the shares within two years after the grant of the ISO and one year after the exercise of the ISO. In such a case, the gain or loss on a subsequent sale (the difference between the amount realized on the sale and the exercise price) will be a long-term capital gain or loss and will be subject to tax as described in the discussion of NQOs above. However, for purposes of computing the "alternative minimum tax" applicable to an option recipient, the option recipient will include in the option recipient's alternative minimum taxable income the amount the option recipient would have included in income if the ISO were an NQO (the amount by which the fair market value of the shares on the date of exercise exceed the option price). Such amount may be subject to an alternative minimum tax of 26% or 28%. Similarly, for purposes of making alternative minimum tax calculations, the option recipient's basis in the stock received on the exercise of an ISO will be determined as if the ISO were an NQO.

         If an option recipient sells the shares acquired on exercise of an ISO within two years after the date of grant of the ISO or within one year after the exercise of the ISO, the disposition is a "disqualifying disposition," and the option recipient will recognize income in the year of the disqualifying disposition equal to the excess of the amount received for the shares over the exercise price. Of that income, the portion equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price will be treated as compensation to the option recipient, taxable as ordinary income, and the balance (if any) will be long- or short-term capital gain depending on whether the shares were sold more than one year after the ISO was exercised. The federal tax rate applicable to any long-term capital gain is as described above. If the option recipient sells the shares in a disqualifying disposition at a price that is below the exercise price, the loss will be a short-term capital loss if the option recipient has held the shares for one year or less and otherwise will be a long-term capital loss.

         If an option recipient uses shares acquired upon the exercise of an ISO to exercise an ISO, and the sale of those shares for cash on the same date would have been a disqualifying disposition of such shares, the use of such shares to exercise an ISO also would constitute a disqualifying disposition. In such case the tax consequences described above with respect to disqualifying dispositions would apply, except that any additional appreciation in the value of the stock that is not taxed as compensation income will not be recognized and thus no capital gain results on the additional appreciation as a result of the disqualifying disposition. The basis of the shares deemed to be received that are equal in number to the shares surrendered will be the basis of the surrendered shares increased by any reported compensation income as a result of the disqualifying disposition. Any additional shares actually received will have a basis equal to the amount of cash paid, if any, to exercise the new ISO. For purposes of determining capital gain treatment, the option recipient will have a carryover holding period with respect to those shares of stock deemed to be received that are equal in number to the shares used for payment, whereas the holding period of any additional shares of stock received will begin on the date that the new ISO is exercised. For purposes of receiving favorable ISO tax treatment, the holding period of all shares, including those shares deemed to be received and those actually received, will begin on the date the new ISO is exercised.

         The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If the option recipient has compensation taxable as ordinary income as a result of a disqualifying disposition, the Company will be entitled to a deduction in an amount equal to the compensation income resulting from the disqualifying disposition in the taxable year of the Company in which the disqualifying disposition occurs.

         Withholding of Taxes. Whenever a participant is required to recognize taxable income for federal income tax purposes, the Company may be obligated to withhold amounts for the payment of federal, state and local taxes. The Company may take such action as it deems necessary to enable the withholding obligations to be met.

         Other Tax Matters. Tax consequences different from or in addition to those described above may result in the event of the vesting or exercise of an option after the termination of an option recipient's employment by reason of death. In addition, various state laws and/or the laws of other applicable jurisdictions may provide for tax consequences that vary significantly from those described above.

         The Company's opinion as to the U.S. federal income tax consequences of options under the Plan is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

  Amendment to the Company's Amended and Restated Certificate of Incorporation to Authorize the Issuance of 10,000,000 Shares of Preferred Stock

         On November 30, 2005, the Company's Board of Directors authorized and approved, subject to shareholder approval, an amendment to authorize the issuance of 10,000,000 shares of preferred stock. Subsequently, on December 12, 2005, holders of a majority of the outstanding Common Stock of the Company acted by written consent in lieu of a special meeting of shareholders to adopt an amendment to the Company's Amended and Restated Certificate of Incorporation to authorize the issuance of 10,000,000 shares of preferred stock. The amendment will become effective upon the filing of a Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation with the Delaware Secretary of State.

         The preferred stock to be authorized is commonly referred to as "blank check" preferred stock ("Blank Check Preferred") because the Blank Check Preferred would have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors from time to time. As such, the Blank Check Preferred would be available for issuance without further action by the Company's shareholders, except as may be required by applicable law or pursuant to the requirements of the exchange or quotation system upon which our securities are then trading or quoted.

         The Board of Directors believes that the creation of Blank Check Preferred is advisable and in the best interests of the Company and its shareholders for several reasons. The authorization of the Blank Check Preferred would permit the Board of Directors to issue such stock without shareholder approval and, thereby, provide the Company with maximum flexibility in structuring acquisitions, joint ventures, strategic alliances, capital-raising transactions and for other corporate purposes. The Blank Check Preferred would enable the Company to respond promptly to and take advantage of market conditions and other favorable opportunities without incurring the delay and expense associated with calling a special shareholders' meeting to approve a contemplated stock issuance.

         The authorization of the Blank Check Preferred would also afford the Company greater flexibility in responding to unsolicited acquisition proposals and hostile takeover bids. The issuance of Blank Check Preferred could have the effect of making it more difficult or time consuming for a third party to acquire a majority of the Company's outstanding voting stock or otherwise effect a change of control. Shares of Blank Check Preferred may also be sold to third parties that indicate that they would support the Board in opposing a hostile takeover bid. The availability of Blank Check Preferred could have the effect of delaying a change of control and of increasing the consideration ultimately paid to the Company and its shareholders. The proposed Blank Check Preferred amendment to the existing Amended and Restated Certificate of Incorporation is not intended to be an anti-takeover measure, and the Board of Directors is not aware of any present third party plans to gain control of the Company.

         The actual effect of the issuance of any shares of Blank Check Preferred upon the rights of holders of Common Stock cannot be stated until the Board determines the specific rights of the holders of such Blank Check Preferred. However, the effects might include, among other things, restricting dividends on the Common Stock, diluting the voting power of the Common Stock, reducing the market price of the Common Stock, or impairing the liquidation rights of the Common Stock, without further action by the shareholders. Holders of the Company's Common Stock will not have preemptive rights with respect to the Blank Check Preferred.

         Although the Company may consider issuing Blank Check Preferred in the future for purposes of raising additional capital or in connection with acquisition transactions, the Company currently has no binding agreements or commitments with respect to the issuance of the Blank Check Preferred.

             Interest of Certain Persons in Matters to Be Acted Upon

         No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from actions set forth herein, which is not shared by all other shareholders pro rata, and in accordance with their respective interests.

                              No Dissenters' Rights

         Shareholders do not have the statutory right to dissent and obtain an appraisal of their shares under Delaware law in connection with the actions being taken as described in this Information Statement.

                          Cost of Information Statement

         The Company is making the mailing and will bear the costs associated therewith. There will be no solicitations made. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending the Information Statement to beneficial owners of Common Stock.

                   Forward-Looking Statements and Information

         This Information Statement includes forward-looking statements. You can identify our forward-looking statements by the words "expects," "projects," "believes," "anticipates," "intends," "plans," "predicts," "estimates" and similar expressions.

         The forward-looking statements are based on management's current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that the Company cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, the Company's actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements.

         You should rely only on the information provided in this Information Statement. The Company has not authorized any person to provide information other than that provided here. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

              Where You Can Find More Information About the Company

         The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information the Company files electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

                                                                      Appendix A

                            PHANTOM FIBER CORPORATION
                        (FORMERLY, THE EIEIHOME.COM INC.)
                              AMENDED AND RESTATED
                             2000 STOCK OPTION PLAN

                             Dated: __________, 2005

1. Purpose. The purpose of the 2000 Stock Option Plan (the "Plan") of Phantom Fiber Corporation, a Delaware corporation (formerly, eieiHome.com Inc.) (the "Company"), is to attract and retain employees (including officers), directors, consultants and independent contractors of the Company, or any Subsidiary or Affiliate which now exists or hereafter is organized or acquired, and to furnish additional incentives to such persons to enhance the value of the Company over the long term encouraging them to acquire a proprietary interest in the Company.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

      (a) "Affiliate" means any entity if, at the time of granting of an Option, (i) the Company, directly, owns at least 50% of the combined voting power of all classes of stock of such entity or at least 50% of the ownership interest in such entity or (ii) such entity, directly or indirectly, owns at least 50% of the combined voting power of all classes of stock of the Company.

      (b) "Beneficiary" means the person, persons, trust or trusts which have been designated by an Optionee in his or her most recent written beneficiary designation filed with the Company to receive the Optionee's rights under the Plan upon the Optionee's death, or, if there is no such designation or no such designated person survives the Optionee, then the person, persons, trust or trusts entitled by will or applicable law to receive such rights or, if no such person has such right then the Optionee's executor or administrator.

      (c)   "Board" means the Board of Directors of the Company.

      (d) "Change in Control" means a change in control of the Company which will be deemed to have occurred if:

            (i) any "person" as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than an Exempt Person) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities;

            (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this
                  Section 2(d) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

            (iii) the stockholders of the Company approve a merger or
                  consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinbefore defined), other than an Exempt Person, acquired 50% or more of the combined voting power of the Company's then outstanding securities; or

            (iv) the stockholders of the Company approve of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

      (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      (f) "Committee" means the committee, consisting exclusively of two or more Non-Employee Directors (as defined in Rule 16b-3), if and as the same may be established by the Board to administer the Plan; provided, however, that to the extent required for the Plan to comply with the applicable provisions of Section 162(m) of the Code, "Committee" means either such committee or a subcommittee of that committee, as the case may be, which shall be constituted to comply with the applicable requirements of Section 162(m) of the Code and the regulations promulgated thereunder. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee and, in such a case, all references herein to the Committee shall refer to the Board.

      (g) "Company" means Phantom Fiber Corporation (formerly, eieiHome.com Inc.), a corporation organized under the laws of the State of Delaware, or any successor corporation.

      (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

      (i) "Exempt Person" means (1) the Company, (2) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (3) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock, or (4) any person or group of persons who, immediately prior to the adoption of this Plan, owned more than 50% of the combined voting power of the Company's then outstanding voting securities.

      (j) "Fair Market Value" means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, the per share Fair Market Value of Stock as of a particular date shall mean (i) if the shares of Stock are then listed on a national securities exchange, the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange, or (ii) if the shares of Stock are then traded on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the reported per share closing price of the Stock on the day prior to such date or, if there was no such price reported for such date, on the next preceding date for which such a price was reported, or (iii) if the shares of Stock are then traded in an over-the-counter market other than on the NASDAQ National Market System, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market, or (iv) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine in good faith.

      (k) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

      (l)   "NQSO" means any Option not designated as an ISO.

      (m) "Option" means a right, granted to an Optionee under Section 6(b) of the Plan, to purchase shares of Stock, subject to the terms and conditions of this Plan. An Option may be either an ISO or an NQSO, provided that ISOs may be granted only to employees of the Company or a Subsidiary.

      (n) "Optionee" means a person who, as an employee, director, officer, consultant or independent contractor of the Company, a Subsidiary or an Affiliate, has been granted an Option.

      (o) "Plan" means this eieiHome.com Inc. 2000 Stock Option Plan, as amended from time to time.

      (p) "Rule 16b-3" means Rule 16b-3, as from time to time in effect, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

      (q) "Stock" means the common stock, par value $0.001 per share, of the Company.

      (r) "Stock Option Agreement" means any written agreement, contract, or other instrument or document evidencing an Option.

      (s) "Subsidiary" means any corporation in which the Company, directly or indirectly, owns stock possessing 50% or more of the total combined voting power of all classes of stock of such corporation.

      (t) "Ten Percent Shareholder" means a person or persons who own, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries.

3. Administration. The Plan shall be administered by the Committee. The Committee shall have the authority, in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine the persons to whom and the time or times at which Options shall be granted; to determine the type and number of Options to be granted, the number of shares of Stock to which Options may relate and the terms, conditions, restrictions and performance criteria relating to any Options; to determine whether, to what extent, and under what circumstances Options may be settled, canceled, forfeited, exchanged or surrendered; to make adjustments in the terms and conditions of, and the criteria and performance objectives included in, Options in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations or accounting principles; to designate Affiliates; to construe and interpret the Plan and any Options; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Stock Option Agreement (which need not be identical for each Optionee); and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         The Committee may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, and any Subsidiary, Affiliate or Optionee (or any person claiming any rights under the Plan from or through any Optionee) and any stockholder.

         No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

4. Eligibility. Options may be granted in the discretion of the Committee to key employees as determined by the Committee (including officers), directors and consultants of the Company and its present or future Subsidiaries and Affiliates. In determining the persons to whom Options shall be granted and the type of Options granted (including the number of shares to be covered by such Options), the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5. Stock Subject to the Plan. The maximum number of shares of Stock reserved for the grant of Options under the Plan shall be 2,000,000 shares of Stock, subject to adjustment as provided herein. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in private transactions or otherwise. The number of shares of Stock available for issuance under the Plan shall be reduced by the number of shares of Stock subject to outstanding Options. If any shares subject to an Option are forfeited, canceled, exchanged or surrendered or if an Option otherwise terminates or expires without a distribution of shares to the Optionee, the shares of Stock with respect to such Option shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Options under the Plan. In no event shall any Optionee be granted Options under this Plan in any one calendar year with respect to more than 10% of the aggregate number of shares of Stock reserved for awards under the Plan.

         In the event that the Committee shall determine, in it sole discretion, that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, stock split, reverse split, any reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, license arrangement, strategic alliance or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of any Optionees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Options, (ii) the number and kind of shares of Stock issued or issuable in respect of outstanding Options, and (iii) the exercise price, grant price, or purchase price relating to any Option; provided that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(h) of the Code.

6.    Specific Terms of Options.

      (a) General. Options may be granted at the discretion of the Committee. The term of each Option shall be for such period as may be determined by the Committee. The Committee may make rules relating to Options, and may impose on any Option or the exercise thereof, at the date or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

      (b) Options. The Committee is authorized to grand Options to Optionees on the following terms and conditions:

            (i) Type of Option. The Stock Option Agreement evidencing the grant of an Option under the Plan shall designate the Option as an ISO (in the event its terms, and the individual to whom it is granted, satisfy the requirements for ISOs under the
                  Code), or an NQSO.

            (ii) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided that, in the case of an ISO, (i) such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option or such other exercise price as may be required by the Code, (ii) if the Optionee is a Ten Percent Shareholder, such exercise price shall not be less than 110% of the Fair Market Value of a share of Stock on the date of grant of such Option and in no event shall the exercise price for the purchase of shares of Stock be less than par value. The exercise price for Stock subject to an Option may be paid in cash or by an exchange of Stock owned by the Optionee for at least six months prior to the date of the exchange ("Mature Stock"), or a combination of both, in an amount having a combined value equal to such exercise price. Any shares of Mature Stock exchanged upon the exercise of any Option shall be valued at the Fair Market Value on the date on which such shares are exchanged. An Optionee may also elect to pay all or a portion of the aggregate exercise price by having shares of Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company or sold by a broker-dealer in accordance with applicable law.

            (iii) Term and Exercisability of Options. The date on which the
                  Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted. Options shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Committee may determine, as reflected in the Stock Option Agreement. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Company's Secretary and paying the exercise price as described in Section 6(b)(ii).

            (iv) Termination of Employment, etc. An Option may not be exercised unless the Optionee is then in the employ or a director of, or then maintains an independent contractor relationship with, the Company or any Subsidiary or Affiliate (or a company or a parent or subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Optionee has continuously maintained any of such relationships since the date of grant of the Option; provided that, the Stock Option Agreement may contain provisions extending the exercisability of Options, in the event or specified terminations, to a date not later than the expiration date of such Option. The Committee may establish a period during which the Beneficiaries of an Optionee who died while an employee, director or independent contractor of the Company or any Subsidiary or Affiliate or during any extended period referred to in the immediately preceding proviso may exercise those Options which were exercisable on the date of the Optionee's death; provided that no Option shall be exercisable after its expiration date.

            (v) Nontransferability. Options shall not be transferable by an Optionee except by will or the laws of descent and distribution and shall be exercisable during the lifetime of an Optionee only by such Optionee.

            (vi) Other Provisions. Options may be subject to such other conditions as the Committee may prescribe in it discretion.

7. Change in Control Provisions. In the event of a Change in Control, any and all Options then outstanding shall become fully exercisable and vested, whether or not theretofore vested and exercisable.

8.    General Provisions.

      (a) Compliance with Legal and Exchange Requirements. The Plan, the granting and exercising of Options thereunder, and the other obligations of the Company under the Plan and any Stock Option Agreement, shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

         The Company, in its discretion, may postpone the issuance or delivery of Stock under any Option until completion of such stock exchange listing or registration or qualification of such Stock or other required action under any state, federal or foreign law, rule or regulation as the Company may consider appropriate, and may require any Optionee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

      (b) No Right to Continued Employment, etc. Nothing in the Plan or in any Option granted or Stock Option Agreement entered into pursuant to the Plan shall confer upon any Optionee the right to continue in the employ of, or to continue as a director of or an independent contractor to, the Company, any Subsidiary or any Affiliate, as the case may be, or to be entitled to any remuneration or benefits not set forth in the Plan or such Stock Option Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate such Optionee's employment, directorship or independent contractor relationship.

      (c) Taxes. The Company or any Subsidiary or Affiliate is authorized to withhold from any Option granted, any payment relating to an Option under the Plan (including from a distribution of Stock), or any other payment to an Optionee, amounts of withholding and other taxes due in connection with any transaction involving an Option, and to take such other action as the Committee may deem advisable to enable the Company and an Optionee to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Option. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of an Optionee's tax obligations.

      (d) Amendment and Termination of the Plan. The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 or Sections 422 and 424 of the Code and the regulations promulgated thereunder shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Optionee, without such Optionee's consent, under any Option theretofore granted under the Plan.

      (e) No Rights to Options; No Stockholder Rights. No person shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Optionees. Except as provided specifically herein, an Optionee or transferor of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to such Optionee for such shares.

      (f) Unfunded Status of Options. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. Nothing contained in the Plan or any Option shall give any such Optionee any rights that are greater than those of a general creditor of the Company.

      (g) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Option. The Committee shall determine whether cash, other Options, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

      (h) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

            (i)   Effective Date; Plan Termination.

            (i) The Plan shall take effect upon its adoption by the Board (the "Effective Date"), but the Plan (and any grants of Options made prior to the stock holder approval mentioned herein), shall be subject to the approval of the holder(s) of a majority of the issued and outstanding shares of voting securities of the Company entitled to vote, which approval must occur within twelve months of the date the Plan is adopted by the Board. In the absence of such approval, such Options shall be null and void.

            (ii) The Board may terminate the Plan at any tine with respect to any shares of Stock that are not subject to Options. Unless terminated earlier by the Board, the Plan shall terminate ten years after the Effective Date and no Options shall be granted under the Plan after such date. Termination of the Plan under this Section 8(i) will not affect the rights and obligations of any Optionee with respect to Options granted prior to termination.